INCOME TAXES	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 10: INCOME TAXES

There was no current income tax expense or benefit for the years ended December 31, 2024 or 2023 because of net losses during those years. These net losses were generated from domestic operations. Loss from continuing operations before income taxes for the years ended December 31, 2024 and 2023 were $13,094,000 and $16,690,000, respectively.

Based on the available objective evidence, management believes it is more likely than not that the net deferred tax assets will not be fully realizable. Accordingly, the Company has provided a full valuation allowance against its net deferred tax assets at December 31, 2024 and 2023. Therefore, there was no deferred income tax expense or benefit for the years ended December 31, 2024 or 2023.

The components of net deferred tax assets at December 31, 2024 and 2023 were as follows:

	Year Ended December 31,
(in thousands)	2024	2023
Deferred tax assets:
Net operating losses	$55,899	$52,540
Capitalized research expenses	3,120	3,432
Fixed asset depreciation	477	487
Other	544	697
ASC 842 Right of Use Liability	300	137
Total deferred tax assets	60,340	57,293
Valuation allowance	(60,055)	(57,170)
Deferred tax assets	$285	$123

Deferred tax liabilities:
ASC 842 Right of Use Asset	$(285)	$(123)
Deferred tax liabilities	$(285)	$(123)

Net deferred tax assets	$-	$-

The Company’s gross deferred tax asset for the state net operating losses and the valuation allowance for the year ended December 31, 2024 have each been reduced by $2,350,000 to apply Section 382 of the Internal Revenue Code of 1986, as amended (“Section 382”) net operating loss utilization limitation to the state of California net operating leases.

The reconciliation of the statutory federal income tax rate to the Company’s effective tax rate for the years ended December 31, 2024 and 2023 was as follows:

	Year Ended December 31,
	2024	2023
Tax at federal statutory rate	21%	21%
State tax, net of federal benefit	3	-
Change in valuation allowance	(22)	(17)
Change in warrant valuation	2	1
Net operating loss reduction due to Section 382 limitation	(1)	(1)
Permanent items	(1)	(1)
Deferred adjustments, return to provision	(2)	(3)
Effective income tax rate	-%	-%

The Company’s ability to use its net operating loss and credit carryforwards to offset future taxable income is restricted due to ownership change limitations that have occurred in the past, as required by Section 382, as well as similar state provisions. Net operating losses which are limited from offsetting any future taxable income under Section 382 are not included in the gross deferred tax assets presented above.

Legislation commonly referred to as the Tax Cut and Jobs Act (H.R. 1) was enacted on December 22, 2017. As a result of the Tax Cuts and Jobs Act of 2017, federal net operating losses (“NOLs”) arising before January 1, 2018, and federal NOLs arising after January 1, 2018 are subject to different rules.

The Company’s pre-2018 federal NOLs of $66,980,000, which are not limited from offsetting future taxable income under Section 382, will expire in varying amounts from 2025 through 2037, if not utilized, and can offset 100% of future taxable income for regular tax purposes. The Company also has pre-2018 federal NOLs of approximately $30,512,000 that will expire if not utilized within 20 years of being generated that are limited in offsetting future taxable income under Section 382. A portion may still potentially be utilized before they expire, but the portion which will not be able to be utilized prior to expiration has been removed from gross deferred tax assets. The Company’s federal NOLs of $129,547,000 arising on or after January 1, 2018, can generally be carried forward indefinitely but such federal NOL carryforwards are permitted to be used in any table year to offset up to 80% of future taxable income annually. State NOLs will expire in varying amounts from 2025 through 2044 if not utilized. The Company’s ability to use its NOLs during this period will be dependent on the Company’s ability to generate taxable income, and portions of the Company’s NOLs could expire before the Company generates sufficient taxable income.

The valuation allowance was $60,096,000 and $57,170,000 at December 31, 2024 and 2023, respectively. The increase of approximately $2,926,000 between 2024 and 2023 is primarily due to adjustments to the domestic deferred tax assets related to net operating losses.

The Company files income tax returns in the U.S. and in various state jurisdictions with varying statutes of limitations. The Company has not been audited by the Internal Revenue Service or any state income or franchise tax agency. As of December 31, 2024, the Company’s federal returns for the years ended 2022 through the current period and most state returns for the years ended 2021 through the current period are still open to examination. In addition, all of the net operating losses and research and development credits generated in years earlier than 2022 and 2021, respectively, are still subject to Internal Revenue Service audit. The federal and California tax returns for the year ended December 31, 2023 reflect research and development carryforwards of $4,657,000 and $6,067,000, respectively. The Company does not anticipate claiming any additional research and development credits for the year ended December 31, 2024.

As of December 31, 2024, the Company’s gross unrecognized tax benefits are approximately $9,257,000 which are entirely attributable to research and development credits. A reconciliation of the change in the Company’s unrecognized tax benefits is as follows:

(in thousands)	Federal Tax	State Tax	Total
Balance at December 31, 2022	$4,375	$5,856	$10,231
Increase in tax position during 2023	282	211	493
Balance at December 31, 2023	4,657	6,067	10,724
Return to provision true up	(282)	(211)	(493)
Decrease due to expirations during 2024	(974)	-	(974)
Balance at December 31, 2024	$3,401	$5,856	$9,257

The increase for the year ended December 31, 2024 is related to positions taken in that year. If the $9,257,000 of unrecognized income tax benefit is recognized, approximately $9,257,000 would impact the effective tax rate in the period in which each of the benefits is recognized.

The Company does not expect its unrecognized tax benefits to change significantly over the next 12 months. The Company recognizes interest and penalties related to unrecognized tax benefits within the interest expense line and other expense line, respectively, in its consolidated statement of operations and comprehensive loss. The Company has not recorded any interest or penalties as a result of uncertain tax positions as of December 31, 2024 and 2023. Accrued interest and penalties would be included within the related liability in the consolidated balance sheet.